UNITY FUND








                               Semi-Annual Report

                            For the six months ended
                                November 30, 2000

                                   UNITY FUND

November 30, 2000

Dear Fellow Shareholder:

         It is with great pleasure that I report to you the performance of the Unity Fund at a time that may otherwise appear to be a difficult one for stock investing. Specifically, your Fund rose 15.40% (11.36% after sales charges) from June 30 to November 30 of this year while the S&P 500 index actually declined 9.17%. Furthermore, from its inception on June 30, 1998 through November 30, 2000, the Fund's average annual total return was 2.80% (1.31% after sales charges).

         In the first eleven months of the year 2000, we saw two very different stock market environments. Through mid-March, technology and related stocks rose in almost boundless fashion as investors eagerly bid their prices up. It was believed that these companies' recently high earnings growth rates would continue indefinitely and, thus, justify the rich prices paid for their shares. As it turns out, the S&P 500's record high reached on March 24, 2000 would mark at least a temporary end to this speculation. From that day through November 30, the S&P 500 fell 13.25%. The resulting flow of money toward less "glamorous"--but, we believe, more dependable--"Old Economy" stocks lifted your Fund to a 10.04% (6.15% after sales charges) gain over the same period.

         We have consistently focused on the actual business results of the companies in which we invest, rather than the movement of their stock prices. As a result, during the period that "growth" (specifically, high-tech) investing seemed the only show in town, we steadily accumulated the "bargain-priced" shares of quality companies such as Honeywell. Very recently, not only have investors in general begun to reward these undervalued companies but, in the case of Honeywell, its shares rose just over 50% in the month of October as General Electric decided to buy the company.

         The sharp price swings in the stock market again remind all of us of the risks of equity investing. Our philosophy is that we should minimize these fluctuations to the extent possible, while still attempting to deliver the above-average returns you expect from stock investing. In simple terms, we do this by investing in large, asset-rich (and increasingly profitable) companies at times when most investors seem to be ignoring these financial facts. Consequently, we are given a bargain opportunity in exchange for simply having the confidence to wait for stock prices to reflect corporate values as, in the long run, they most likely will.

         As always, we greatly appreciate your investment in the Unity Fund. You can be sure that we are committed to serving you in the best way we know how.

/s/ Greg St. Etienne

Greg St. Etienne
Advisor

Footnotes:
Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. An Index does not incur expenses and is not available for investment.

                                   UNITY FUND

SCHEDULE OF INVESTMENTS at November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Shares         COMMON STOCKS: 94.55%                               Market Value
--------------------------------------------------------------------------------

               Aerospace/Defense:  4.22%
   400         General Dynamics Corporation.......................     $ 30,500
                                                                      ---------
               Automobiles:  3.42%
   500         General Motors Corporation.........................       24,750
                                                                      ---------
               Banks - Money Center:  3.73%
   200         J.P. Morgan & Co., Incorporated....................       26,963
                                                                      ---------
               Chemicals:  5.26%
   538         E. I. du Pont de Nemours and Company...............       22,764
   500         The Dow Chemical Company...........................       15,281
                                                                      ---------
                                                                         38,045
                                                                      ---------
               Chemicals - Specialty:  1.55%
   600         International Flavors & Fragrances, Inc............       11,213
                                                                      ---------
               Electric Companies:  8.16%
   700         American Electric Power Company, Inc...............       32,200
   850         The Southern Company...............................       26,828
                                                                      ---------
                                                                         59,028
                                                                      ---------
               Electrical Equipment:  4.33%
   312         Honeywell, Inc.....................................       15,210
   400         Rockwell International Corporation.................       16,100
                                                                      ---------
                                                                         31,310
                                                                      ---------
               Electronics - Defense:  3.58%
   800         Raytheon Company, Class A..........................       25,900
                                                                      ---------
               Insurance - Life/Health:  3.11%
   300         American General Corporation.......................       22,481
                                                                      ---------
               Insurance - Multi-Line:  8.05%
   200         CIGNA Corporation..................................       26,350
   450         The Hartford Financial Services Group, Inc.........       31,838
                                                                      ---------
                                                                         58,188
                                                                      ---------

                                   UNITY FUND

--------------------------------------------------------------------------------
Shares                                                             Market Value
--------------------------------------------------------------------------------

               Leisure Time - Products:  2.38%
 1,000         Brunswick Corporation..............................     $ 17,188
                                                                      ---------
               Machinery - Diversified:  3.81%
   700         Caterpillar Inc....................................       27,519
                                                                      ---------
               Manufacturing - Diversified:  4.14%
   300         Minnesota Mining and Manufacturing Company.........       29,963
                                                                      ---------
               Natural Gas:  6.08%
   600         The Coastal Corporation............................       43,950
                                                                      ---------
               Oil - International Integrated:  3.65%
   300         Exxon Mobil Corporation............................       26,400
                                                                      ---------
              Paper & Forest Products:  2.34%
   500         International Paper Company........................       16,938
                                                                      ---------
              Photography/Imaging:  2.32%
   400         Eastman Kodak Company..............................       16,800
                                                                      ---------
               Railroads:  5.24%
   900         Burlington Northern Inc............................       22,781
 1,050         Norfolk Southern Corporation.......................       15,094
                                                                      ---------
                                                                         37,875
                                                                      ---------
               Retail - General Merchandise:  2.72%
   700         The May Department Stores Company..................       19,644
                                                                      ---------
               Retail - Speciatly/Retail:  2.69%
 1,000         The Limited, Inc...................................       19,438
                                                                      ---------
               Telecommunications - Long Distance:  0.54%
   200         AT&T Corp..........................................        3,925
                                                                      ---------

                                   UNITY FUND

--------------------------------------------------------------------------------
      Shares                                                       Market Value
--------------------------------------------------------------------------------

               Telephone:  6.89%
   600         SBC Communications Inc.............................     $ 32,963
   300         Verizon Corporation................................       16,856
                                                                      ---------
                                                                         49,819
                                                                      ---------
               Tobacco:  6.34%
 1,200         Philip Morris Companies Inc........................       45,825
                                                                      ---------

               Total Common Stocks (Cost $669,766+)...............      683,659
                                                                      ---------
Principal
  Amount       SHORT-TERM INVESTMENTS:  2.80%
--------------------------------------------------------------------------------
$20,256        Firstar Stellar Treasury Fund......................       20,256
                                                                      ---------

               Total Investments in Securities
                 (Cost $690,022): 97.35%..........................      703,914
               Other Assets less Liabilities:  2.65%..............       19,147
                                                                      ---------
               Total Net Assets:  100.00%.........................    $ 723,061
                                                                      =========

+  Gross unrealized appreciation and deprecation of securities is as follows:

               Gross unrealized appreciation......................    $ 111,104
               Gross unrealized depreciation......................      (97,212)
                                                                      ---------
                    Net unrealized appreciation...................    $  13,892
                                                                      =========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Cash .............................................................    $     80
  Investments in securities, at value (identified cost $690,022) ... 703,914 Receivables
    Due from Advisor ...............................................      16,169
    Dividends and interest .........................................       3,171
    Fund shares sold ...............................................      76,781
  Deferred Organization Cost .......................................      20,623
  Prepaid expenses .................................................       3,478
                                                                        --------
      Total assets .................................................     824,216
                                                                        --------
LIABILITIES
  Payables
    Fund shares repurchased ........................................      81,026
    Administration fees ............................................       2,466
  Accrued expenses .................................................      17,663
                                                                        --------
      Total liabilities ............................................     101,155
                                                                        --------

NET ASSETS .........................................................    $723,061
                                                                        ========
Class A - Net asset value and redemption price per share
  [$723,061 / 70,942 shares outstanding;
  unlimited number of shares (par value $0.01) authorized] .........    $  10.19
                                                                        ========

Class A - Offering price per share ($10.19 / 0.965) ................    $  10.56
                                                                        ========
COMPONENTS OF NET ASSETS
  Paid-in capital ..................................................    $589,076
  Undistributed net investment income ..............................      20,247
  Accumulated net realized gain on investments .....................      99,846
  Net unrealized appreciation on investments .......................      13,892
                                                                        --------
Net Assets .........................................................    $723,061
                                                                        ========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

STATEMENT OF OPERATIONS - For the six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ......................................................   $ 19,156
    Interest .......................................................      2,199
                                                                       --------
          Total income .............................................     21,355
                                                                       --------
  Expenses
    Administration fees (Note 3) ...................................     15,040
    Custodian and accounting fees ..................................     11,031
    Professional fees ..............................................     10,530
    Transfer agent fees ............................................      9,026
    Advisory fees (Note 3) .........................................      6,527
    Amortization of deferred organization costs ....................      4,011
    Registration fees ..............................................      3,017
    Reports to shareholders ........................................      2,507
    Trustees' fees .................................................      2,156
    Other ..........................................................      1,003
    Insurance expense ..............................................        937
    Distribution fees (Class A) ....................................        181
    Shareholder servicing fees (Class A) ...........................         90
                                                                       --------
          Total expenses ...........................................     66,056
          Less, advisory fee waiver and absorption (Note 3) ........    (51,528)
                                                                       --------
          Net expenses .............................................     14,527
                                                                       --------
                Net investment income ..............................      6,827
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions .....................     30,133
  Net change in unrealized appreciation on investments .............     (8,239)
                                                                       --------
    Net realized and unrealized gain on investments ................     21,895
                                                                       --------
                Net Increase in net assets resulting from operations   $ 28,722
                                                                       ========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Six Months               Year
                                                                              Ended                  Ended
                                                                       November 30, 2000#        May 31, 2000
                                                                       ------------------        ------------
(DECREASE) / INCREASE  IN NET ASSETS FROM OPERATIONS
   Net investment income ........................................        $     6,827             $    13,420
   Net realized gain / (loss) from security transactions ........             30,133                 (41,517)
   Net change in unrealized depreciatIon on investments .........             (8,239)               (352,827)
                                                                         -----------             -----------
      Net increase / (decrease) in net assets resulting
        from operations .........................................             28,721                (380,924)
                                                                         -----------             -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...................................                 --                 (19,723)
   From net investment gain from security transactions ..........                 --                (115,019)
                                                                         -----------             -----------
   Total dividends and distributions to shareholders ............                 --                (134,742)
                                                                         -----------             -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST Net decrease in net assets derived from net change
  in outstanding shares (Class A) (a) ...........................         (1,186,121)             (1,659,739)
                                                                         -----------             -----------
   Total decrease in net assets .................................         (1,157,400)             (2,175,405)

NET ASSETS
Beginning of period .............................................          1,880,461               4,055,866
                                                                         -----------             -----------

End of period ...................................................        $   723,061             $ 1,880,461
                                                                         ===========             ===========

(a)  A summary of shares transactions is as follows:

                                         Six Months                  For the Year
                                           Ended                        Ended
                                    November 30, 2000#               May 31, 2000
                                   --------------------          --------------------
                                   Shares         Value          Shares         Value
                                   ------         -----          ------         -----
Class A
Shares sold .................        1,866     $    17,776      387,677     $ 3,931,608
                                  --------     -----------     --------     -----------
Shares issued in reinvestment
  of distributions ..........            0               0       12,899         129,118
Shares redeemed .............     (123,141)     (1,203,897)    (563,262)     (5,720,465)
                                  --------     -----------     --------     -----------
Net decrease ................     (121,275)    $(1,186,121)    (162,686)    $(1,659,739)
                                  ========     ===========     ========     ===========

*  Commencement of operations.
#  Unaudited.

See accompanying Notes to Financial Statements.

                                   UNITY FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                              Six Months           Year      June 29, 1998*
                                                                 Ended             Ended        through
                                                          November 30, 2000#   May 31, 2000   May 31, 1999
                                                          ------------------   ------------   ------------
Net asset value, beginning of period ...................      $    9.78          $   11.43      $  10.00
                                                              ---------          ---------      --------

Income from investment operations:
  Net investment income ................................           0.10               0.07           0.05
  Net realized and unrealized gain on investments ......           0.31              (1.25)          1.40
                                                              ---------          ---------      ---------
Total from investment operations .......................           0.41              (1.18)          1.45
                                                              ---------          ---------      ---------

Less distributions:
  From net investment income ...........................             --              (0.07)         (0.01)
  From net investment gain from security transactions...             --              (0.40)         (0.01)
                                                              ---------          ---------      ---------
Total distributions ....................................             --              (0.47)         (0.02)
                                                              ---------          ---------      ---------

Net asset value, end of period .........................      $   10.19          $    9.78      $   11.43
                                                              =========          =========      =========

Total return (Sales charge not included) ...............           4.19%++          (10.41%)        14.55%++

Ratios/supplemental data:
Net assets, end of period (thousands) ..................      $     723          $   1,881      $   4,056

Ratio of expenses to average net assets:
  Before expense reimbursement .........................           9.55%+             5.36%          6.24%+
  After expense reimbursement ..........................           2.10%+             2.10%          2.10%+

Ratio of net investment loss to average net assets:
  After expense reimbursement ..........................           0.99%+             0.43%          0.64%+

Portfolio turnover rate ................................           0.00%             43.05%         54.69%

*  Commencement of operations.
#  Unaudited.
+  Annualized.
++ Does not include sales load and is not annualized.

See accompanying Notes to Financial Statements.

                                   UNITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

     The Unity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
The Fund began operations on June 29, 1998. The Fund's primary investment objective is growth of capital. It's secondary objective is to provide current income. The Fund uses a disciplined approach to select securities it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

     Shares of beneficial interest of the Fund are currently divided into two classes, designated Class A Shares and Class I Shares. Each class represents an interest in the same portfolio. During the six months ended November 30, 2000, Class I was inactive.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on the NASDAQ National Market System for which market quotations are readily available are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System are valued at the most recent traded price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $40,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                                   UNITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended November 30, 2000, Liberty Bank and Trust Company (the "Advisor") maintained overall responsibility for the Fund's assets and was responsible for monitoring the day-to-day activities of the Sub-Advisor, The Edgar Lomax Company. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.25% based upon the average daily net assets of the Fund. For the six months ended November 30, 2000, The Edgar Lomax Company (the "Sub-Advisor") provided the Fund with advice on buying and selling securities and managing the investments of the Fund. As compensation for its services, the Sub-Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.10% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the six months ended November 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $51,528; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                            Fee rate
   ----------------                            --------
   Less than $15 million                       $30,000
   $15 million to less than $50 million        0.20% of average daily net assets
   $50 million to less than $100 million       0.15% of average daily net assets
   $100 million to less than $150 million      0.10% of average daily net assets
   More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

                                   UNITY FUND


NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the six months ended November 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $0 and $1,171,317, respectively.

                                     Advisor
                         Liberty Bank and Trust Company
                           6600 Plaza Drive, Suite 310
                              New Orleans, LA 70122

                                   Sub-Advisor
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150

                                   Distributor
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    Custodian
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                                   P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104